ARTICLES SUPPLEMENTARY

                                       to

                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                       of

                            SELIGMAN PORTFOLIOS, INC.


     THIS IS TO CERTIFY that SELIGMAN PORTFOLIOS, INC., a Maryland corporation having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: (a) The total number of shares of capital stock of the Seligman Bond Portfolio Class of the Corporation (the "Bond Portfolio Series") which the Corporation has authority to issue is 80,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Bond Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Bond Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Bond Portfolio Series has authority to issue is 80,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $80,000. The Common Stock of the Bond Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Bond Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Bond Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Bond Portfolio Series (i.e., 80,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Bond Portfolio Series shall be referred to herein individually as a "Bond Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Bond Portfolio Classes".

          (2) Each Bond Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Bond Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Bond Portfolio Classes) shall be borne by that Bond Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Bond Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Bond Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other


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          arrangement  referred to in subsection (A) above), such requirement as to a separate vote by the Bond Portfolio  Class shall apply in lieu of
          single  Bond  Portfolio  Class  voting,   and,  if  permitted  by  the
          Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Bond Portfolio Classes shall vote together as a single Bond Portfolio Class on any such matter that shall have the same effect on each such Bond Portfolio Class. As to any matter that does not affect the interest of a particular Bond Portfolio Class, only the holders of shares of the affected Bond Portfolio Class shall be entitled to vote.

     SECOND: (a) The total number of shares of capital stock of the Seligman Capital Portfolio Class of the Corporation (the "Capital Portfolio Series") which the Corporation has authority to issue is 80,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Capital Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Capital Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Capital Portfolio Series has authority to issue is 80,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $80,000. The Common Stock of the Capital Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Capital Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Capital Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Capital Portfolio Series (i.e., 80,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Capital Portfolio Series shall be referred to herein individually as a "Capital Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Capital Portfolio Classes".

          (2) Each Capital Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Capital Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Capital Portfolio Classes) shall be borne by that Capital Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Capital Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Capital Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Capital Portfolio Class shall apply in lieu of single Capital Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Capital Portfolio Classes shall vote


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


          together as a single Capital Portfolio Class on any such matter that shall have the same effect on each such Capital Portfolio Class. As to any matter that does not affect the interest of a particular Capital Portfolio Class, only the holders of shares of the affected Capital Portfolio Class shall be entitled to vote.

     THIRD: (a) The total number of shares of capital stock of the Seligman Cash Management Portfolio Class of the Corporation (the "Cash Management Portfolio Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Cash Management Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Cash Management Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Cash Management Portfolio Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Cash Management Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Cash Management Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Cash Management Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Cash Management Portfolio Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Cash Management Portfolio Series shall be referred to herein individually as a "Cash Management Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Cash Management Portfolio Classes".

          (2) Each Cash  Management  Portfolio  Class shall  represent  the same
     interest  in  the   Corporation  and  have  identical   voting,   dividend,
     liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Cash Management Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Cash Management Portfolio Classes) shall be borne by that Cash Management Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Cash Management Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Cash Management Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Cash Management Portfolio Class shall apply in lieu of single Cash Management Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Cash Management Portfolio Classes shall vote together as a single Cash Management Portfolio Class on any such matter that shall have the same effect on each such Cash


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


          Management Portfolio Class. As to any matter that does not affect the interest of a particular Cash Management Portfolio Class, only the holders of shares of the affected Cash Management Portfolio Class shall be entitled to vote.

     FOURTH: (a) The total number of shares of capital stock of the Seligman Common Stock Portfolio Class of the Corporation (the "Common Stock Portfolio Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Common Stock Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Common Stock Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Common Stock Portfolio Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Common Stock Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Common Stock Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Common Stock Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Common Stock Portfolio Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Common Stock Portfolio Series shall be referred to herein individually as a "Common Stock Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Common Stock Portfolio Classes".

          (2)  Each  Common  Stock  Portfolio  Class  shall  represent  the same
     interest  in  the   Corporation  and  have  identical   voting,   dividend,
     liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Common Stock Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Common Stock Portfolio Classes) shall be borne by that Common Stock Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Common Stock Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Common Stock Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Common Stock Portfolio Class shall apply in lieu of single Common Stock Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Common Stock Portfolio Classes shall vote together as a single Common Stock Portfolio Class on any such matter that shall have the same effect on each such Common Stock Portfolio Class. As to any matter that does not affect the interest of a particular Common Stock


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          Portfolio  Class,  only the holders of shares of the  affected  Common
          Stock Portfolio Class shall be entitled to vote.

     FIFTH: (a) The total number of shares of capital stock of the Seligman Communications and Information Portfolio Class of the Corporation (the
"Communications and Information Portfolio Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Communications and Information Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Communications and Information Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Communications and Information Portfolio Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Communications and Information Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Communications and Information Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Communications and Information Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Communications and Information Portfolio Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Communications and Information Portfolio Series shall be referred to herein individually as a "Communications and Information Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Communications and Information Portfolio Classes".

          (2) Each Communications and Information Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Communications and Information Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Communications and Information Portfolio Classes) shall be borne by that Communications and Information Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Communications and Information Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Communications and Information Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Communications and Information Portfolio Class shall apply in lieu of single Communications and Information Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Communications and Information Portfolio Classes shall vote together as a single Communications and Information


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


          Portfolio Class on any such matter that shall have the same effect on each such Communications and Information Portfolio Class. As to any matter that does not affect the interest of a particular Communications and Information Portfolio Class, only the holders of shares of the affected Communications and Information Portfolio Class shall be entitled to vote.

     SIXTH: (a) The total number of shares of capital stock of the Seligman Frontier Portfolio Class of the Corporation (the "Frontier Portfolio Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Frontier Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Frontier Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Frontier Portfolio Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the Frontier Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Frontier Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Frontier Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Frontier Portfolio Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Frontier Portfolio Series shall be referred to herein individually as a "Frontier Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Frontier Portfolio Classes".

          (2) Each Frontier Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Frontier Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Frontier Portfolio Classes) shall be borne by that Frontier Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Frontier Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Frontier Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Frontier Portfolio Class shall apply in lieu of single Frontier Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Frontier Portfolio Classes shall vote together as a single Frontier Portfolio Class on any such matter that shall have the same effect on each such Frontier Portfolio Class. As to any matter that does not affect the


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


          interest of a particular Frontier Portfolio Class, only the holders of shares of the affected Frontier Portfolio Class shall be entitled to vote.

     SEVENTH: (a) The total number of shares of capital stock of the Seligman Income Portfolio Class of the Corporation (the "Income Portfolio Series") which the Corporation has authority to issue is 80,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Income Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Income Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Income Portfolio Series has authority to issue is 80,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $80,000. The Common Stock of the Income Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and
     Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Income Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Income Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Income Portfolio Series (i.e., 80,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Income Portfolio Series shall be referred to herein individually as a "Income Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Income Portfolio Classes".

          (2) Each Income Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Income Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Income Portfolio Classes) shall be borne by that Income Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Income Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Income Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Income Portfolio Class shall apply in lieu of single Income Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Income Portfolio Classes shall vote together as a single Income Portfolio Class on any such matter that shall have the same effect on each such Income Portfolio Class. As to any matter that does not affect the interest of a particular Income Portfolio Class, only the holders of shares of the affected Income Portfolio Class shall be entitled to vote.

     EIGHTH: (a) The total number of shares of capital stock of the Seligman International Growth Portfolio Class of the Corporation (the "International Growth Portfolio Series") which the Corporation has authority to issue is 80,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the International Growth Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the International Growth Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the International Growth Portfolio Series has authority to issue is 80,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $80,000. The Common Stock of the International Growth Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the International Growth Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the International Growth Portfolio Series shall not exceed the authorized number of shares of Common Stock of the International Growth Portfolio Series (i.e., 80,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the International Growth Portfolio Series shall be referred to herein individually as a "International Growth Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "International Growth Portfolio Classes".

          (2) Each International Growth Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular International Growth Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the International Growth Portfolio Classes) shall be borne by that International Growth Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that International Growth Portfolio Class.

               (B) As to any matter  with  respect  to which a separate  vote of either International Growth Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the International Growth
          Portfolio Class shall apply in lieu of single International Growth Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the International Growth Portfolio Classes shall vote together as a single International Growth Portfolio Class on any such matter that shall have the same effect on each such International Growth Portfolio Class. As to any matter that does not affect the interest of a particular International Growth Portfolio Class, only the holders of shares of the affected International Growth Portfolio Class shall be entitled to vote.

     NINTH: (a) The total number of shares of capital stock of the Seligman High-Yield Bond Portfolio Class of the Corporation (the "High-Yield Bond Portfolio Series") which the Corporation has authority to issue is 100,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the High-Yield Bond Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the High-Yield Bond Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the High-Yield Bond Portfolio Series has authority to issue is 100,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $100,000. The Common Stock of the High-Yield Bond Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the High-Yield Bond Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the High-Yield Bond Portfolio Series shall not exceed the authorized number of shares of Common Stock of the High-Yield Bond Portfolio Series (i.e., 100,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the High-Yield Bond Portfolio Series shall be referred to herein individually as a "High-Yield Bond Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "High-Yield Bond Portfolio Classes".

          (2) Each  High-Yield  Bond  Portfolio  Class shall  represent the same
     interest  in  the   Corporation  and  have  identical   voting,   dividend,
     liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular High-Yield Bond Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the High-Yield Bond Portfolio Classes) shall be borne by that High-Yield Bond Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that High-Yield Bond Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either High-Yield Bond Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the High-Yield Bond Portfolio Class shall apply in lieu of single High-Yield Bond Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the High-Yield Bond Portfolio Classes shall vote together as a single High-Yield Bond Portfolio Class on any such matter that shall have the same effect on each such High-Yield Bond Portfolio Class. As to any matter that does not affect the interest of a particular High-Yield Bond Portfolio Class, only the holders of shares of the affected High-Yield Bond Portfolio Class shall be entitled to vote.

     TENTH: (a) The total number of shares of capital stock of the Seligman Global Growth Portfolio Class of the Corporation (the "Global Growth Portfolio Series") which the Corporation has authority to issue is 20,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Global Growth Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Global Growth Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Global Growth Portfolio Series has authority to issue is 20,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $20,000. The Common Stock of the Global Growth Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Global Growth Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Global Growth Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Global Growth Portfolio Series (i.e., 20,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Global Growth Portfolio Series shall be referred to herein individually as a "Global Growth Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Global Growth Portfolio Classes".

          (2) Each Global Growth Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Global Growth Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Global Growth Portfolio Classes) shall be borne by that Global Growth Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Growth Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Global Growth Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Global Growth Portfolio Class shall apply in lieu of single Global Growth Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Growth Portfolio Classes shall vote together as a single Global Growth Portfolio Class on any such matter that shall have the same effect on each such Global Growth Portfolio Class. As to any matter that does not affect the interest of a particular Global Growth Portfolio Class, only the holders of shares of the affected Global Growth Portfolio Class shall be entitled to vote.

     ELEVENTH: (a) The total number of shares of capital stock of the Seligman Global Smaller Companies Portfolio Class of the Corporation (the "Global Smaller Companies Portfolio Series") which the Corporation has authority to issue is 80,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Global Smaller Companies Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Global Smaller Companies Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Global Smaller Companies Portfolio Series has authority to issue is 80,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $80,000. The Common Stock of the Global Smaller Companies Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Global Smaller Companies Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Global Smaller Companies Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Global Smaller Companies Portfolio Series (i.e., 80,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Global Smaller Companies Portfolio Series shall be referred to herein individually as a "Global Smaller Companies Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Global Smaller Companies Portfolio Classes".

          (2) Each Global Smaller Companies Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Global Smaller Companies Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Global Smaller Companies
          Portfolio Classes) shall be borne by that Global Smaller Companies Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Smaller Companies Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Global Smaller Companies Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Global Smaller Companies Portfolio Class shall apply in lieu of single Global Smaller Companies Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Smaller Companies Portfolio
          Classes shall vote together as a single Global Smaller Companies Portfolio Class on any such matter that shall have the same effect on each such Global Smaller Companies Portfolio Class. As to any matter that does not affect the interest of a particular Global Smaller Companies Portfolio Class, only the holders of shares of the affected Global Smaller Companies Portfolio Class shall be entitled to vote.

     TWELFTH: (a) The total number of shares of capital stock of the Seligman Global Technology Portfolio Class of the Corporation (the "Global Technology Portfolio Series") which the Corporation has authority to issue is 20,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Global Technology Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Global Technology Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Global Technology Portfolio Series has authority to issue is 20,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $20,000. The Common Stock of the Global Technology Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Global Technology Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Global Technology Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Global Technology Portfolio Series (i.e., 20,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Global Technology Portfolio Series shall be referred to herein individually as a "Global Technology Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Global Technology Portfolio Classes".

          (2) Each Global Technology Portfolio Class shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Global Technology Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Global Technology Portfolio Classes) shall be borne by that Global Technology Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Global Technology Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Global Technology Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Global Technology Portfolio Class shall apply in lieu of single Global Technology Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Global Technology Portfolio Classes shall vote together as a single
          Global Technology Portfolio Class on any such matter that shall have the same effect on each such Global Technology Portfolio Class. As to any matter that does not affect the interest of a particular Global Technology Portfolio Class, only the holders of shares of the affected Global Technology Portfolio Class shall be entitled to vote.

     THIRTEENTH: (a) The total number of shares of capital stock of the Seligman Large-Cap Growth Portfolio Class of the Corporation (the "Large-Cap Growth Portfolio Series") which the Corporation has authority to issue is 20,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Large-Cap Growth Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Large-Cap Growth Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Large-Cap Growth Portfolio Series has authority to issue is 20,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $20,000. The Common Stock of the Large-Cap Growth Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Large-Cap Growth Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Large-Cap Growth Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Large-Cap Growth Portfolio Series (i.e., 20,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Large-Cap Growth Portfolio Series shall be referred to herein individually as a "Large-Cap Growth Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Large-Cap Growth Portfolio Classes".

          (2) Each Large-Cap  Growth  Portfolio  Class shall  represent the same
     interest  in  the   Corporation  and  have  identical   voting,   dividend,
     liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Large-Cap Growth Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Large-Cap Growth Portfolio Classes) shall be borne by that Large-Cap Growth Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Large-Cap Growth Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Large-Cap Growth Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Large-Cap Growth Portfolio Class shall apply in lieu of single Large-Cap Growth Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Large-Cap Growth Portfolio Classes shall vote together as a single
          Large-Cap Growth Portfolio Class on any such matter that shall have the same effect on each such Large-Cap Growth Portfolio Class. As to any matter that does not affect the interest of a particular Large-Cap Growth Portfolio Class, only the holders of shares of the affected Large-Cap Growth Portfolio Class shall be entitled to vote.

     FOURTEENTH (a) The total number of shares of capital stock of the Seligman Large-Cap Value Portfolio Class of the Corporation (the "Large-Cap Value
Portfolio Series") which the Corporation has authority to issue is 20,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Large-Cap Value Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of Common Stock of the Large-Cap Value Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Large-Cap Value Portfolio Series has authority to issue is 20,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $20,000. The Common Stock of the Large-Cap Value Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Large-Cap Value Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Large-Cap Value Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Large-Cap Value Portfolio Series (i.e., 20,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Large-Cap Value Portfolio Series shall be referred to herein individually as a "Large-Cap Value Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Large-Cap Value Portfolio Classes".

          (2) Each  Large-Cap  Value  Portfolio  Class shall  represent the same
     interest  in  the   Corporation  and  have  identical   voting,   dividend,
     liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Large-Cap Value Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Large-Cap Value Portfolio Classes) shall be borne by that Large-Cap Value Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Large-Cap Value Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Large-Cap Value Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Large-Cap Value Portfolio Class shall apply in lieu of single Large-Cap Value Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Large-Cap Value Portfolio Classes shall vote together as a single Large-Cap Value Portfolio Class on any such matter that shall have the same effect on each such Large-Cap Value Portfolio Class. As to any matter that does not affect the interest of a particular Large-Cap Value Portfolio Class, only the holders of shares of the affected Large-Cap Value Portfolio Class shall be entitled to vote.

     FIFTEENTH: (a) The total number of shares of capital stock of the Seligman Small-Cap Value Portfolio Class of the Corporation (the "Small-Cap Value
Portfolio Series") which the Corporation has authority to issue is 20,000,000 shares, which were previously classified by the Board of Directors of the Corporation as one class of the Small-Cap Value Portfolio Series.

     (b) Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of capital stock of the Corporation, the Board of Directors has reclassified the unissued shares of

Common Stock of the Small-Cap Value Portfolio Series into the following subclasses, has provided for the issuance of shares of such subclasses and has set the following terms of such subclasses:

          (1) The total number of shares of stock which the Small-Cap Value Portfolio Series has authority to issue is 20,000,000 shares of common stock ("Shares") of the par value of $.001 each having an aggregate par value of $20,000. The Common Stock of the Small-Cap Value Portfolio Series shall have two subclasses of shares, which shall be designated Class 1 Common Stock and Class 2 Common Stock. The number of authorized shares of Class 1 Common Stock and of Class 2 Common Stock of the Small-Cap Value Portfolio Series shall each consist of the sum of x and y, where x equals the issued and outstanding shares of such subclass and y equals one-half of the authorized but unissued shares of Common Stock of both subclasses; provided that at all times the aggregate authorized, issued and outstanding shares of Class 1 and Class 2 Common Stock of the Small-Cap Value Portfolio Series shall not exceed the authorized number of shares of Common Stock of the Small-Cap Value Portfolio Series (i.e., 20,000,000 shares of Common Stock until changed by further action of the Board of Directors in accordance with Section 2-208.1 of the Maryland General Corporation Law, or any successor provision); and, in the event application of the formula above would result, at any time, in fractional shares, the applicable number of authorized shares of each class shall be rounded down to the nearest whole number of shares of such class. Each subclass of Common Stock of the Small-Cap Value Portfolio Series shall be referred to herein individually as a "Small-Cap Value Portfolio Class" and collectively, together with any further subclass or subclasses from time to time established, as the "Small-Cap Value Portfolio Classes".

          (2) Each  Small-Cap  Value  Portfolio  Class shall  represent the same
     interest  in  the   Corporation  and  have  identical   voting,   dividend,
     liquidation, and other rights; provided, however, that notwithstanding anything in the Articles of Amendment and Restatement of the Corporation to the contrary:

               (A) Expenses related solely to a particular Small-Cap Value Portfolio Class (including, without limitation, shareholder servicing expenses under a Rule 12b-1 plan, agreement or other arrangement, which may differ between the Small-Cap Value Portfolio Classes) shall be borne by that Small-Cap Value Portfolio Class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Small-Cap Value Portfolio Class.

               (B) As to any matter with respect to which a separate vote of either Small-Cap Value Portfolio Class is required by the Investment Company Act or by the Maryland General Corporation Law (including, without limitation, approval of any plan, agreement or other arrangement referred to in subsection (A) above), such requirement as to a separate vote by the Small-Cap Value Portfolio Class shall apply in lieu of single Small-Cap Value Portfolio Class voting, and, if permitted by the Investment Company Act or any rules, regulations or orders thereunder and the Maryland General Corporation Law, the Small-Cap Value Portfolio Classes shall vote together as a single Small-Cap Value Portfolio Class on any such matter that shall have the same effect on each such Small-Cap Value Portfolio Class. As to any matter that does not affect the interest of a particular Small-Cap Value Portfolio Class, only the holders of shares of the affected Small-Cap Value Portfolio Class shall be entitled to vote.

     SIXTEENTH: These Articles Supplementary do not change the total number of authorized shares of the Corporation.

     IN WITNESS WHEREOF, SELIGMAN PORTFOLIOS, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary, and each of said officers of the Corporation has also acknowledged these Articles Supplementary to be the corporate act of the Corporation and has stated under penalties of perjury that to the best of his knowledge, information and belief that the matters and facts set forth with respect to approval are true in all material respects, all on April 18, 2000.

                                                   SELIGMAN PORTFOLIOS, INC.


                                                By: /s/ Brian T. Zino
                                                   ------------------------
                                                   Brian T. Zino, President

Witness:
/s/ Frank J. Nasta
-------------------------------
Frank J. Nasta, Secretary










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